                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2004

                           ALLIS-CHALMERS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        1-2199                                           39-0126090
(Commission File Number)                    (I.R.S. Employed Identification No.)

                5075 WESTHEIMER, SUITE 890, HOUSTON, TEXAS 77056
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 369-0550
              (Registrant's Telephone Number, Including Area Code)

                  7660 WOODWAY, SUITE 200, HOUSTON, TEXAS 77063
          (Former Name of Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written Communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the exchange ct
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT OF STOCK OPTION PLAN.
-------------------------------

         On October 11, 2004, the Compensation Committee of the Board of Directors of the Company approved, subject to stockholder approval, an amendment to increase the number of shares of the Company's Common Stock available for issuance under the Company's 2003 Incentive Compensation Plan to 2,400,000 shares. The Company expects the proposed amendment to be presented to the Company's stockholders at the Company's 2004 Annual Meeting of Stockholders, currently scheduled to be held on December 2, 2004.

EMPLOYMENT AGREEMENT WITH THEODORE F. POUND III.
-----------------------------------------------

         On October 11, 2004, the Company entered into an Employment Agreement with Theodore F. Pound III pursuant to which Mr. Pound will act as General Counsel to the Company. The employment agreement is for a term of three years. Under the terms of the employment agreement, Mr. Pound receives an annual base salary of $180,000 subject to annual review and potentially an increase by our Board. In addition, Mr. Pound is entitled to receive a bonus in an amount equal to up to 50% of his base salary. If Mr. Pound's employment is terminated by us for any reason other than "cause," as defined in his employment agreement, or death or disability, or if Mr. Pound is "Constructively Terminated," as defined in his employment agreement (which definition includes a change in control with us if Mr. Pound does not continue employment with us or our successor), then he is entitled to receive his then current salary for the lesser of one year or the balance of the term of his contract, reduced by any amounts he earns for services during the severance period. Pursuant to the Employment agreement, the Company issued to Mr. Pound options to purchase 50,000 shares of the Company's Common Stock at a purchase price equal $4.85 per share, which is equal to the last sale price of the Common Stock on the American Stock Exchange on October 11, 2004, the date of grant.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired: None

         (b) Pro forma financial information: None

         (c) Exhibits:

                  10.60 Employment Agreement dated October 11, 2004, between the Registrant and Theodore F. Pound (Compensation Arrangement).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ALLIS-CHALMERS CORPORATION

                                              By: /s/ Munawar H. Hidayatallah
                                              ----------------------------------
                                              Munawar H. Hidayatallah
                                              Chief Executive Officer
Date: October 14, 2004

                                  Exhibit Index

EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.60 Employment Agreement dated October 11, 2004, between the Registrant and Theodore F. Pound (Compensation Arrangement